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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   FEBRUARY 6, 2007


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         001-13057                                    13-2622036
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    (Commission File Number)               (IRS Employer Identification No.)


  650 MADISON AVENUE, NEW YORK, NEW YORK                          10022
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 6, 2007, John R. Alchin, Executive Vice President and Co-Chief Financial Officer of Comcast Corporation ("Comcast") and Jackwyn Nemerov, Executive Vice President of Polo Ralph Lauren Corporation (the "Company") were elected to fill seats on the Board of Directors of the Company. In accordance with the Company's Amended and Restated Certificate of Incorporation, Mr. Alchin and Ms. Nemerov were elected to the Board of Directors by the directors who were themselves elected by the holders of the Company's publicly traded Class A Common Stock, par value $0.01, at the last annual meeting of stockholders of the Company. With the addition of Mr. Alchin and Ms. Nemerov to the Board of Directors of the Company, the number of directors constituting the entire Board of Directors is now eleven.

Since January 1990, Mr. Alchin has served as a Senior Vice President, Executive Vice President and Co-Chief Financial Officer of Comcast. His responsibilities include managing Comcast's capital formation and treasury activities and overseeing investor relations. Prior to joining Comcast in 1990, Mr. Alchin was a Managing Director of Toronto Dominion Bank.

Upon joining the Board of Directors, Mr. Alchin will receive an initial grant of options to purchase 7,500 shares of the Company's Class A Common Stock under an option agreement with the Company. Mr. Alchin was also elected as a member of the Audit Committee of the Company. Ms. Nemerov joined the Company as Executive Vice President effective September 9, 2004. Ms. Nemerov is responsible for the management of all men's, women's and children's wholesale brands, licensed apparel and accessories, and manufacturing.


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                                      SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POLO RALPH LAUREN CORPORATION



Date:  February 6, 2007                By: /s/ Tracey T. Travis
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                                           Name:  Tracey T. Travis
                                           Title: Senior Vice President and
                                                  Chief Financial Officer